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                                                                   EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

To the Board of Directors and Shareholders of Network Appliance, Inc.

We consent to the incorporation by reference in Registration Statement No. 33-99638 on Form S-8 of our report dated May 10, 1996 (August 16, 1996 as to
Note 10), incorporated by reference in this Annual Report on Form 10-KA of Network Appliance, Inc. for the year ended April 30, 1996.



/s/ Deloitte & Touche LLP

San Jose, California
October 24, 1996